UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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Current Report

Pursuant To Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

SEPTEMBER 30, 2020

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EMPIRE PETROLEUM CORPORATION

(Exact name of registrant as specified in its charter)

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Delaware	001-16653	73-1238709
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1203 E. 33rd Street, Suite 250, Tulsa Oklahoma 74105

(Address of Principal Executive Offices) (Zip Code)

(539) 444-8002

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	EMPR	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Empire North Dakota LLC, a Delaware limited liability company ("Empire North Dakota"), and Empire Louisiana LLC, a Delaware limited liability company d/b/a Empire Louisiana LLC of Delaware ("Empire Louisiana"), are wholly owned subsidiaries of Empire Petroleum Corporation (the "Corporation").

As previously reported on the Current Report on Form 8-K of the Corporation filed on September 25, 2018 (the "CrossFirst No. 1 Form 8-K"), Empire Louisiana entered into a senior revolver loan agreement with CrossFirst Bank ("CrossFirst") dated as of September 20, 2018 (the "Loan Agreement"). A copy of the Loan Agreement is filed as Exhibit 10.1 to the CrossFirst No.1 Form 8-K.

As previously reported on the Current Report on Form 8-K of the Corporation filed on April 2, 2019 (the "CrossFirst No. 2 Form 8-K"), effective as of March 27, 2019, Empire Louisiana, Empire North Dakota and CrossFirst entered in that certain first amendment to the Loan Agreement (the "First Amendment"). A copy of the First Amendment is filed as Exhibit 10.1 to the CrossFirst No.2 Form 8-K.

On September 30, 2020, Empire Louisiana, Empire North Dakota and CrossFirst entered in that certain second amendment to the Loan Agreement, dated as of June 30, 2020 (the "Second Amendment"). The Second Amendment amended the Loan Agreement to, among other things, (a) increase the revolver commitment amount to $8,700,000.00 until the existing revolver final maturity date (March 27, 2021), (b) originate a $300,000 letter of credit from the increased revolver commitment amount, (c) waive the QCR payment due June 30, 2020, (d) increase the QCR to $180,000.00, effective September 30, 2020, and (v) waive certain non-compliance with the maximum leverage ratio covenant.

The foregoing summary of the Second Amendment is qualified in its entirety by reference to the full terms and conditions of such agreement, a copy of which is included as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

For information on a direct financial obligation that is material to the Corporation, see Item 1.01 of this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

10.1	Second Amendment to Senior Revolver Loan Agreement, dated as of June 30, 2020, by and between Empire Louisiana LLC, Empire North Dakota LLC and CrossFirst Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

EMPIRE PETROLEUM CORPORATION
Date: October 6, 2020	By:	/s/ Michael R. Morrisett
Michael R. Morrisett President